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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549
                          _________________________

                                  Form 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  August 1, 2001

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421



            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:  (804) 799-7000

















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Item 5.   Other Events and Regulation FD Disclosure.
          -----------------------------------------

     On August 1, 2001, we issued our earnings release for our second fiscal quarter ended on June 30, 2001. The earnings release includes a statement that, with respect to our third fiscal quarter ending September 29, 2001, we anticipate that we will not be in compliance with the financial covenants contained in our bank credit agreement, that we have notified the agent for our bank credit agreement of our expectation, and that we have begun discussions regarding a potential waiver or amendment in order to address such expected noncompliance. The text of our earnings release (excluding financial highlights) is attached as Exhibit 99 to this report.



Item 7.   Financial Statements and Exhibits.
          ---------------------------------

c. Exhibits


Exhibit No.
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99.  Text of News Release of Dan River Inc., dated August 1, 2001
     (excluding financial highlights).
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  August 1, 2001              /s/ Harry L. Goodrich
                                   ---------------------------------
                                   Harry L. Goodrich
                                   Vice President




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Exhibit No.     Description of Exhibit
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99.             Text of News Release of Dan River Inc.,
                dated August 1, 2001 (excluding financial highlights)